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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  November 14, 1996


                        PINNACLE FINANCIAL SERVICES, INC.
             (Exact name of registrant as specified in its charter)


        Michigan                      0-17937                    38-2671129
     (State or other           (Commission File No.)           (IRS Employer
     jurisdiction of                                           Identification
     incorporation)                                                 No.)

                 830 Pleasant Street, St. Joseph, Michigan 49085
              (Address of principal executive offices)  (Zip Code)


       Registrant's telephone number, including area code:  (616) 983-6311


                                 Not Applicable
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

     On November 14, 1996, Pinnacle Financial Services, Inc. ("Pinnacle") entered into an Agreement and Plan of Merger (the "Merger Agreement") with Indiana Federal Corporation ("IFC") pursuant to which IFC will merge, subject to the terms and conditions provided therein, with and into Pinnacle (the "Merger"). As a result of the Merger, each outstanding share of IFC's common stock, par value $0.01 per share ("IFC Common Stock"), will be converted into the right to receive one (1) share of Pinnacle common stock, without par value ("Pinnacle Common Stock"), and each outstanding share of Pinnacle Common Stock will continue to be an outstanding share of Pinnacle Common Stock after the Merger. The Merger is conditioned upon, among other things, approval by holders of a majority of Pinnacle Common Stock, by holders of a majority of IFC Common Stock, and upon receipt of certain regulatory and governmental approvals.

     Simultaneously with their execution and delivery of the Merger Agreement, Pinnacle and IFC entered into stock option agreements (the "Stock Option Agreements") pursuant to one of which Pinnacle granted IFC the right, upon the terms and subject to the conditions set forth therein, to purchase up to 591,678 shares of Pinnacle Common Stock at a price of $24.625 per share, and pursuant to the other of which IFC granted Pinnacle the right, upon the terms and subject to the conditions set forth therein, to purchase up to 470,361 shares of IFC Common Stock of a price of $19.875 per share.

     A copy of the Press Release, dated November 14, 1996, issued by Pinnacle and IFC relating to the Merger is attached as Exhibit 1 hereto and is incorporated herein by reference.



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     1. Press Release, dated November 14, 1996, relating to transactions between Pinnacle Financial Services, Inc. and Indiana Federal Corporation.

     2.   Exhibits.

                                                                    Sequentially
  Exhibit Reference                                                   Numbered
       Number         Exhibit Description                               Page
  ----------------    -------------------                           ------------

        99.1 Press Release, dated November 14, 1996, relating to transactions between Pinnacle Financial Services, Inc. and Indiana Federal Corporation.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PINNACLE FINANCIAL SERVICES, INC.



Date:  November 14, 1996                By: /s/ John A. Newcomer
                                           -------------------------------------

                                           Its: Corporate Affairs Officer
                                               --------------------------------


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